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Exhibit 10.3.4

                                 AMENDMENT NO. 4
                                     TO THE
                PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN
                                  OF FIRSTBANK

         THIS AMENDMENT is approved and adopted by FIRSTBANK on this 26th day of August 1999.


                                    RECITALS

         A. FIRSTBANK (the "Company") executed the Profit Sharing and Employee Stock Ownership Plan (the "Plan and Trust"), effective January 1, 1996.

         B. Section 13.1 of the Plan and Trust provides in part as follows:

         "At any time the Company may amend this Plan and Trust by action of the Board of Directors. . ."

         C.       The Company now desires to amend the Plan and Trust.

                                    AMENDMENT

         The Company hereby amends the Plan and Trust as follows:

         1. EFFECTIVE JULY 1, 1999, SECTION 2.29 OF THE PLAN AND TRUST HEREBY IS AMENDED TO READ BY ADDING THE FOLLOWING SENTENCE TO THE END OF THAT
SECTION:

         For asset or stock acquisitions completed on and after July 1, 1999, an individual who transfers employment from the acquired company to the Company will receive credit for service with the acquired company for purposes of determining Years of Service for vesting and eligibility purposes under this Plan.

         2. ANY INCONSISTENT PROVISION OF THE PLAN AND TRUST SHALL BE READ CONSISTENT WITH THIS AMENDMENT.

         3. EXCEPT AS AMENDED ABOVE, THE COMPANY HEREBY AFFIRMS AND READOPTS EACH AND EVERY OTHER PROVISION OF THE PLAN AND TRUST.

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Exhibit 10.3.4


         IN WITNESS WHEREOF, the Company has executed this amendment as of the date first mentioned above.



                                       FIRSTBANK


                                       By:
                                          ------------------------------------
                                               Ken Huey, Jr.

                                       Title:
                                             ---------------------------------
                                               President